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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 21, 2002

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                                   N2H2, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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         WASHINGTON                     000-26825                91-1686754

(STATE OR OTHER JURISDICTION        (COMMISSION FILE          (I.R.S. EMPLOYER
      OF INCORPORATION)                  NUMBER)             IDENTIFICATION NO.)


                900 FOURTH AVENUE, SUITE 3600, SEATTLE, WA 98164
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


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        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 336-1501

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                                  INAPPLICABLE
          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

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Item 5. Other Events

N2H2, Inc ("N2H2") received a Nasdaq Staff Determination on March 20, 2002 indicating that the Nasdaq Listing Qualifications Panel has determined to delist N2H2's securities from the Nasdaq National Market effective with the open of business on March 21, 2002. The Panel determined that N2H2 was no longer in compliance with the Nasdaq requirements for continued listing. As of March 21, 2002, N2H2 is traded on the Over-the-Counter Bulletin Board.

N2H2`s press release, dated March 21, 2002, relating to the Nasdaq notification is attached hereto as Exhibit 99.1.

(c)      EXHIBITS

99.1 Text of Press release dated March 21, 2002, regarding the move of the Registrant's Common Stock to the Over-the-Counter Bulletin Board
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                N2H2, INC.

                                By:     /s/ J. PAUL QUINN
                                  ------------------------------------
                                        J. Paul Quinn
                                        Vice President, Chief Financial Officer,
                                        Secretary and Treasurer

Dated: March 21, 2002
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
99.1     Text of Press release dated March 21, 2002, regarding the move of the
         Registrant's Common Stock to the Over-the-Counter Bulletin Board